UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 2, 2013

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 2, 2013, DCT Industrial Trust Inc. (the “Company”) issued two press releases announcing that its operating partnership, DCT Industrial Operating Partnership LP, launched and priced an offering of $275 million aggregate principal amount of 4.500% notes due 2023 in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The press releases regarding this transaction are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibits

+99.1	Press release issued October 2, 2013 regarding the commencement of a private placement of notes

+99.2	Press release issued October 2, 2013 regarding the pricing of a private placement of notes

+ Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: October 3, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

+99.1	Press release issued October 2, 2013 regarding the commencement of a private placement of notes

+99.2	Press release issued October 2, 2013 regarding the pricing of a private placement of notes

+ Filed herewith.

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